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                                                                 Exhibit 10.12
                                                                 -------------


                             Put and Call Agreement

This Put and Call Agreement ("Agreement") dated as of June 20,1997, is by and between TKO Finance Corporation, an Illinois corporation with its principal place of business at 30 North LaSalle Street, Suite 4030, Chicago, IL 60602 ("Lender") and ICON Holdings Corp., a Delaware corporation with its principal place of business at 600 Mamaroneck Avenue, Harrison, NY 10528 ("Borrower").

WHEREAS Lender is making a loan to Borrower in an original outstanding principal amount not to exceed $3,000,000 pursuant to that certain Loan and Security Agreement of even date herewith ("Loan Agreement");and

WHEREAS in addition to Lender's rights under the Loan Agreement Borrower has agreed as additional consideration to grant to Lender certain rights in the Class B Non-Voting common stock of Borrower.

NOW THEREFORE for and in consideration of the mutual covenants and agreements set forth herein, and in the Loan Agreement, Lender and Borrower hereby as follows:

1.  Stock.
    -----

    Borrower has issued and contemporaneously with the execution of this Agreement is delivering and conveying to Lender 1000 shares of the Class B non-voting common stock of Borrower ("Stock") as evidenced by a stock certificate listing Lender as owner of such Stock, a copy of which is attached hereto as Exhibit A.

2. Grant of Put.
   ------------

    Borrower hereby grants to Lender the right to require Borrower (each such requirement a "Put") to purchase the Stock on the dates, in the amounts and for the consideration set forth below.

3.   Exercise of Put.
     ---------------
      (a) Each Put shall be exercised by not less than 30 days prior written notice given by Lender to Borrower at its address set forth below (which notice shall be irrevocable once given). Each such notice ("Put Notice") shall: (i) be executed by an officer of Lender and shall reference this Agreement, (ii) shall set forth the number of shares of Stock Lender intends to transfer to Borrower pursuant to such Put and (iii) shall include instructions setting forth where and in what manner the purchase price of the shares of Stock in question should be remitted. At the closing of each Put Lender shall deliver to Borrower the Stock certificate in Lender's possession; Borrower agrees to promptly issue a replacement certificate for the number of shares of Stock of the prior certificate reduced by the number of shares subject to
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            the Put. If Lender owns no shares of Stock following the close of a
            Put, no replacement certificate shall be issued by Borrower. The purchase price of Stock subject to a Put shall be paid by Borrower in cash on the closing dates as specified below.

      (b) At a closing date occurring on April 30, 2000, Lender by a Put Notice may require Borrower to purchase up to 200 shares of Stock at a purchase price of S432.22 per share.

      (c) At a closing date occurring on April 30, 2001, Lender by a Put Notice may require Borrower to purchase up to 350 Shares of Stock at a price equal to $432.22 per share and, if so specified by Lender, Lender may require Borrower to purchase all or any of the shares of Stock which had been available to be put to Borrower pursuant to Section 3(b) above but which had not theretofore been put to Borrower.

      (d) At a closing date occurring on April 30, 2002, Lender by a Put Notice may require Borrower to purchase up to 450 shares of Stock at a price equal to $432.22 per share and, if so specified by Lender, Lender may require Borrower to purchase all or any of the shares of Stock which had been available to be put to Borrower pursuant to the provision of Sections 3(b) and 3(c) above but which had not theretofore been put to Borrower.

4. Grant of Call.
   -------------

     Lender hereby grants to Borrower the right to require Lender to convey to Borrower the Stock (each such requirement a "Call") on the dates, in the amounts and for the consideration set forth below.

5. Exercise of Call.
   ----------------
      (e) Each Call shall be exercised by not less than 120 days prior written notice sent by Borrower to Lender at Lender's address set forth below (which notice shall be irrevocable once given). Each such notice ("Call Notice") shall: (i) be executed by an officer of Borrower and shall reference this Agreement and (ii) set forth the number of shares of Stock Lender is required to transfer to Borrower pursuant to such Call. Lender shall acknowledge its receipt of every Call Notice and shall designate in such acknowledgment where and in what manner the purchase price of the shares of Stock subject to the Call should be remitted and such acknowledgment shall be accompanied by the Stock certificate then in Lender's possession; upon the closing of the Call Borrower agrees to promptly issue a replacement certificate for the number of shares of Stock of the prior certificate reduced by the number of shares of Stock subject to the Call. If Lender owns no shares of Stock following the closing of a Call, no replacement certificate shall be issued by Borrower. All shares of

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            Stock subject to a Call shall be paid for by Borrower in cash on the closing dates as specified below.

       (f) At a closing date occurring on February 15, 2000, Borrower by a Call Notice may require Lender to convey to it up to 200 shares of Stock at a purchase price of $480.07 per share.

       (g) At a closing date occurring on February 15, 2001, Borrower by a Call Notice may require Lender to convey to it up to 350 shares of Stock at a purchase price of $480.07 per share and, if so specified by Borrower in any such notice, Lender shall also be required to convey to Borrower all or any of the Stock specified in Section 5(b) available to be called by Borrower but which had not theretofore been so called.

       (h) At a closing date occurring on February 15, 2002, Borrower by a Call Notice may require Lender to convey to it 450 shares of Stock at a purchase price of S480.07 per share and, if so specified by Borrower, Lender shall also be required to convey to Borrower all shares of Stock which could have been called by Borrower pursuant to the provisions of Section 5(b) and 5(c) above but which were not so called.

6. Further Agreements of Lender and Borrower.
   -----------------------------------------
     Lender and Borrower hereby agree as follows:
       (f) In the event that on October 30, 2002 Lender owns any shares of Stock, Borrower shall redeem such stock by paying to Lender on such date, in cash, the sum of $480.07 for each share of Stock then owned by Lender against delivery by Lender to Borrower of its certificate evidencing Lender's ownership of such Stock.

       (g) Except in the event of a breach by Borrower of any provision contained in this Agreement, Lender agrees not to convey any of the Stock to any person other than Borrower.

       (h) Lender agrees to keep to the Stock free of all liens and encumbrances of every kind and character.

       (i) In the event Lender fails to convey to Borrower any shares of Stock properly called by Borrower, with the purchase price properly tendered, pursuant to the provisions of Section 5 hereof, such shares shall, for all purposes of this Agreement be deemed to have been acquired by Borrower notwithstanding the failure by Lender to accept payment for such shares and Lender's failure to tender its Stock certificate to Borrower as required by the provisions of
            Section 5.

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       (j)  in the event a Put Notice and Call Notice shall have been validly given with respect to the same shares of Stock, the Call Notice shall prevail.

       (k) Upon the occurrence Of an Event of Default (as such term is defined in Section 8.1 of the Loan and Security Agreement dated as of June 20, 1997 between Lender and Borrower ("Loan and Security Agreement"), Borrower shall be deemed to have exercised the Call of all shares of Stock which have not been theretofore put to or called at the purchase price specified in Section 5 hereof.

       (l) In the event Borrower exercises its right to prepay the Loan pursuant to Section 2.4 of the Loan and Security Agreement, Borrower shall be deemed to have exercised the Call of all shares of Stock which have not been theretofore put to or called at the purchase price specified in Section 5 hereof.

7. Stock Registration.
   ------------------

   In the event Borrower, at any time, proposes to register any of its stock or other securities under the Securities Act of 1933, as amended ('Securities Act"), Lender shall have the right to convert its shares of Stock into shares of stock of the type that Borrower proposes to register and Borrower shall use its best efforts to cause such Stock to be registered under the Securities Act at no fee or expense to Lender (other than underwriters discounts or commissions). If the date the registration statement is filed ("Filing Date") occurs before the dates Borrower may first close on the Calls as specified in 5(b), 5(c) and 5(d) ("Applicable Call Date"), the number of shares to be issued to Lender as of the Filing Date shall be equal to the sum of the present values of each of the per share "call amounts" multiplied by the number of shares of Stock then owned by Lender measured from each Applicable Call Date to the Filing Date based on a present value rate equal to 12.5% divided by the proposed price per share using the low point of the range of the proposed offering price of the registered offering. If the Filing Date occurs on or after any Applicable Call Date, the number of shares to be issued shall be equal to the sum of the "call amounts" on each Applicable Call Date prior to the Filing Date plus the sum of the present value of each "call amount" remaining to be paid measured from each Applicable Call Date to the filing Date based on the discount rate and the proposed offering price as described in the previous sentence.

8. Representation and Warranties of Borrower.
   -----------------------------------------
      Borrower hereby represents and warrants to Lender, as follows:
      (a) Borrower is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to conduct its business as it is presently being conducted and to own and lease its properties and assets.
      (b) Borrower is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have material adverse effect on the business or financial condition of Borrower.

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     (c)   All shares of Stock have been duly authorized and validly issued and are fully paid and nonassessable.
     (d) Upon delivery to Lender of the certificate representing the Stock, Lender will acquire good and valid title to the Stock, free and clear of all liens (other than those created by Lender).
     (e) Borrower has all necessary corporate power and authority to enter into this Agreement and has taken all corporate action necessary to consummate the transactions contemplated hereby, and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Borrower and is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforcement may be affected by bankruptcy or other laws of general application affecting the rights of creditors or general principles of equity.
     (f) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby and thereby, will result in (i) a violation of or a conflict with any provision of the certificate of incorporation or bylaws of Borrower (ii) a breach of, or a default under, any term or provision of any material contract, agreement, lease, license, franchise, permit, authorization or concession to which Borrower is a party or by which its assets are bound, which breach or default would have a material adverse effect on the financial condition of the Borrower or the ability of the Borrower to consummate the transactions contemplated hereby or (iii) a violation by Borrower of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award, which violation would have a material adverse effect on the business or financial condition of the Borrower or the ability of the Borrower to consummate the transactions contemplated hereby.
     (g) No consent, approval or authorization of, or declaration, filing or registration with, any Person is required to be made or obtained by Borrower in connection with the execution, delivery, and performance by Borrower of this Agreement other than those which have been made or obtained.

9. Representations, Warranties, and Covenants of Lender.
   ----------------------------------------------------
     Lender hereby represents and warrants to Borrower as follows:
     (a) Lender is a duly organized, validly existing corporation, in good standing under the laws of Illinois, and has full corporate power and authority to conduct its business as it is presently being conducted and to own and lease its properties and assets. Lender is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary as a result of the conduct of its business or the ownership of its properties and where failure to be qualified would have a material adverse effect on the business or financial condition of Lender.
     (b) Lender has all necessary corporate powers and authority to enter into this Agreement, and has taken all corporate action necessary to consummate the transactions contemplated hereby and thereby, and to perform its obligations

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           hereunder and thereunder. This Agreement has been duly executed and delivered by Lender and is the legal, valid and binding obligations of Lender, enforceable against it in accordance with its terms, except as such enforcement may be affected by bankruptcy or other laws of general application affecting the rights of creditors or general principles of equity.
     (c) No consent, approval or authorization of, or declaration, filing or registration with, any person is required to be made or obtained by Lender in connection with the execution, delivery and performance by Lender of this Agreement other than those which have been made or obtained.
     (d) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will result in
           (i) a violation of or a conflict with any provision of the certificate of incorporation or bylaws of Lender, (ii) breach of, or a default under, any term or provision of any material contract, agreement, lease, lien, commitment, license, franchise, permit, authorization or concession to which Lender is a party or by which any of its property is bound, which breach or default would have a material adverse effect on the business or financial condition of Lender or its ability to consummate the transactions contemplated hereby, or (iii ) a violation by Lender of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award, which violation would have a material adverse effect on the business or financial condition of Lender or its ability to consummate the transactions contemplated hereby.
     (e) Lender is not in violation of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award, which violation would have a material adverse effect on the business or financial condition of Lender or its ability to consummate the transactions contemplated hereby.
     (f) Upon the conveyance to Borrower of any Stock by Lender pursuant to the terms of this Agreement, such Stock shall be free of liens and encumbrances of every kind and character arising through the acts or omissions of Lender.

10. Miscellaneous.
    -------------
     (a) No term or provision of' the Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The headings contained herein are for convenience and reference only and are not intended to define or limit the scope of any provisions of this Agreement.
     (b) The Agreement may be executed in one or more counterparts with the same effect as if the signatures to each counterpart were upon a single instrument and all counterparts shall together be considered one and the same instrument.
     (c) This Agreement has been delivered in the State of Illinois and shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois without regard to its conflicts of laws provisions, including all matters of construction, validity and performance.

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     (d)   Neither Lender nor Borrower may assign the Agreement in whole or in part without the prior written consent of the other. The terms and provisions of this Agreement shall inure to the benefit of and be binding on Lender and Borrower and their respective successors and permitted assigns.
     (e) Lender and Borrower shall, from time to time, do and perform such other and further acts and execute and deliver any and all such other and further instruments as may be required by law or reasonably requested by other party to establish, maintain and protect the respective rights and remedies of the other party and to carry out the intent and purpose of this Agreement.
     (f) This Agreement constitutes the entire understanding of the parties with respect to the Stock and may not be amended except by a written instrument executed by lender and Borrower.

IN WITNESS WHEREOF Lender and Borrower have executed this Agreement as of the date first above written.

Lender:                             Borrower:

TKO Finance Corporation             ICON Holdings Corp.



By:                                       By:
   ---------------------------               ----------------------------
Title:                                    Title:
      ------------------------                  -------------------------

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